PROVISIONS	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions	PROVISIONS

Amounts in US$ ‘000	Restructuring	Total
Balance at At 1 January 2025	—	—
Arising during the year	3,521	3,521
Utilized	(2,335)	(2,335)
Unused amounts reversed	—	—
Changes in discount rate	—	—
Balance at At 31 December 2025	1,187	1,187
- Current portion	1,187	1,187
- Non-current portion	—	—

Restructuring
Pharming Group recorded a restructuring provision during the year, of which $1.2 million is unutilized as at December 31, 2025. The provision relates principally to the elimination of certain non-commercial and non-medical staff positions as part of a cost optimization program.
The restructuring plan was agreed upon with the Company's Works Council and announced to employees in October 2025, when the provision was recognized in the financial statements. The restructuring is expected to be substantially completed by 2026.
The provision was measured at the best estimate of the expenditure required to settle the present obligation at the reporting date, based on formal plans and communication to affected employees. No reimbursement is expected.
The expected cash outflows related to the restructuring provision are anticipated to occur primarily in 2026. The provision does not include costs associated with future operating activities.